SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Net change in non-cash working capital items:
Inventory	$ (2,050)	$ (2,720)
Prepaid expenses and other assets	(432)	(329)
Taxes recoverable	3,088	(2,075)
Taxes payable	529	(809)
Accounts payable and accrued liabilities	(2,622)	2,592
Amounts receivable	273	199
Amounts due to related parties	(355)	(59)
Net change in non-cash working capital	$ (1,569)	$ (3,201)